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                                                                  EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in this Registration Statement of Tab Products Co. on Form S-8 of our reports dated June 28, 1999, appearing in the Annual Report on Form 10-K of Tab Products Co. for the year ended May 31, 1999.


Deloitte & Touche LLP
San Jose, California
October 18, 1999